Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
DGI Resolution, Inc.(1)	) )	Case No. 09-14063 (PJW)
Debtor.	)
	) )	Re: Docket No. 252

ORDER CONFIRMING THE DEBTOR’S

FIRST AMENDED CHAPTER 11 PLAN OF LIQUIDATION

DGI Resolution, Inc., the debtor and debtor-in-possession in the above-captioned chapter 11 case (the “Debtor”), by and through its undersigned counsel, having filed the Debtor’s First Amended Chapter 11 Plan of Liquidation [Docket No. 252], dated April 5, 2010 (together with all exhibits attached thereto, the “Plan”),(2) a copy of which is attached hereto as Exhibit A; and the United States Bankruptcy Court for the District of Delaware (the “Court”) having conducted a hearing to consider confirmation of the Plan on May 14, 2010 (the “Hearing”), and the Court having considered (i) the Declaration of Dr. Kari Stefansson in Support of Confirmation Debtor’s First Amended Chapter 11 Plan of Liquidation [Docket No. 296], dated May 12, 2010, (ii) the Certification of Joseph L. King With Respect to the Tabulation of Votes to Accept or Reject the Debtor’s First Amended Chapter 11 Plan of Liquidation [Docket No. 295], dated May 11, 2010, tabulating the results of the balloting; (iii) any exhibits admitted into evidence at the Hearing, (iv) the arguments of counsel presented at the Hearing, and (v) any objections filed or raised at the Hearing with respect to the confirmation of the Plan that were not

(1)  The debtor in this case, along with the last four digits of the federal tax identification number for the debtor, is DGI Resolution, Inc. (6704).

(2) All capitalized terms used in this Confirmation Order but not defined herein shall have the meaning ascribed to such terms in the Plan.  All capitalized terms used in this Confirmation Order or in the Plan that are not defined in this Confirmation Order or in the Plan shall have the meaning ascribed to such terms in the Bankruptcy Code or the Bankruptcy Rules.

withdrawn or otherwise resolved prior to or at the Hearing; and the Court being familiar with the Plan and any other relevant factors affecting the above-captioned chapter 11 case (the “Chapter 11 Case”); and the Court having taken judicial notice of the entire record of the Chapter 11 Case, including, without limitation, the Order (I) Approving the Disclosure Statement and (II) Establishing Procedures for Solicitation and Tabulation of Votes to Accept or Reject the Debtor’s Plan of Liquidation Including (A) Fixing the Voting Record Date, (B) Approving Solicitation Packages and Procedures for Distribution Thereof, and (C) Approving Forms of Ballots and Establishing Procedures for Voting on the Plan; (III) Scheduling a Confirmation Hearing and Establishing Notice and Objection Procedures in Respect of Confirmation of the Plan; and (IV) Granting Related Relief [Docket No. 259], dated April 8, 2010 (the “Solicitation Procedures Order”); and the Debtor, in accordance with the Solicitation Procedures Order, having caused to be mailed by first class mail (i) to all holders of Claims in Voting Classes(3) and all holders of Claims or Interests in the Non-Voting Classes,(4) the Solicitation Packages containing copies of: (a) the Disclosure Statement, together with the Plan and other exhibits annexed thereto, (b) the Solicitation Procedures Order, excluding exhibits annexed thereto, (c) the Confirmation Hearing Notice, and either (1) the appropriate Ballot, together with a return envelope, to Holders of Claims entitled to vote to accept or reject the Plan or (2) a Notice of Non-Voting Status to Holders of Claims or Interests in the Non-Voting Classes; and (ii) to the Office of the United States Trustee for the District of Delaware, counsel to the Committee, the Securities and Exchange Commission, those parties who have requested notice pursuant to Bankruptcy Rule 2002, and holders of Administrative Expense Claims and Priority Tax Claims,

(3) As used herein, the term “Voting Classes” shall mean all Holders of Claims in Class 3 (General Unsecured Claims).

(4) As used herein, the term “Non-Voting Classes” shall mean all Holders of Claims in Class 1 (Priority Claims), Class 2 (Secured Claims) and Class 4 (Interests and Interest Related Claims).

copies of: (a) the Disclosure Statement, together with the Plan and other exhibits annexed thereto, (b) the Solicitation Procedures Order, excluding exhibits annexed thereto, and (c) the Confirmation Hearing Notice; and after due deliberations and sufficient cause appearing therefor;

IT IS HEREBY FOUND, ORDERED, ADJUDGED AND DECREED AS FOLLOWS:(5)

1.             The Court has jurisdiction to conduct the Hearing and to confirm the Plan pursuant to 28 U.S.C. § 1334.  Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

2.             Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. § 157(b), and the Court has jurisdiction to enter a final order with respect thereto.

3.             The Debtor has complied with the Solicitation Procedures Order.

4.             All persons required to receive notice of the Disclosure Statement, the Plan and the Hearing have received proper, timely and adequate notice in accordance with the Solicitation Procedures Order and have had an opportunity to appear and be heard with respect thereto.

5.             The Debtor has solicited and tabulated the votes with respect to confirmation of the Plan in good faith and in a manner consistent with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and the Solicitation Procedures Order, and has met all requirements for confirmation of the Plan.

6.             The Plan, subject to any express modifications contained in this Confirmation Order, is hereby APPROVED and CONFIRMED under 11 U.S.C. § 1129, and the

(5)  Findings of fact shall be construed as conclusions of law, and conclusions of law shall be construed as findings of fact, when appropriate.  See Bankruptcy Rule 7052 and 9014.

relief requested in the Plan, subject to any express modifications contained in this Confirmation Order, is GRANTED.  The terms and provisions of the Plan are expressly incorporated into and are an integral part of this Confirmation Order.  Each term and provision of the Plan is valid, binding and enforceable as though set forth herein.  The failure specifically to include or reference any particular term or provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such term or provision, it being the intent of the Court that the Plan be confirmed in its entirety.  Notwithstanding the foregoing, if there is any direct conflict between the terms of the Plan and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

7.             Except as otherwise provided in this Confirmation Order, the Plan constitutes a motion to reject each Executory Contract.  The Court finds that it is the exercise of the Debtor’s reasonable business judgment to reject each Executory Contract, except as otherwise provided in this Confirmation Order.  Except as otherwise provided in this Confirmation Order, as of the Effective Date, each Executory Contract that has not previously expired or terminated pursuant to its own terms, except for any Executory Contract that was previously assumed or rejected by an order of the Bankruptcy Court pursuant to section 365 of the Bankruptcy Code, shall be deemed rejected pursuant to sections 365 and 1123 of the Bankruptcy Code.  As required by the terms of the Plan, the Debtor filed, as “Exhibit A” to the Plan, an assumption schedule that contained no Executory Contracts.  Additionally, to the extent that any or all of the insurance policies set forth on “Exhibit B” to the Plan are considered an Executory Contract, the Plan constitutes a motion to assume the insurance policies set forth on Exhibit B to the Plan.  The Court finds that it is the exercise of the Debtor’s reasonable business judgment to assume the insurance policies listed on Exhibit B to the Plan, to the extent such insurance policies are Executory Contracts.  As of the Effective Date, the insurance policies listed on Exhibit B to the Plan shall be deemed assumed pursuant to section 365(a) of the Bankruptcy Code.  Should the Bankruptcy Court determine that the Debtor owes payments to cure defaults existing as of the Confirmation Date with respect to any insurance policy set forth on Exhibit B to the Plan, the Debtor retains the right to seek rejection of such insurance policies.

8.             In accordance with Article V of the Plan, any claim resulting from a rejection of an Executory Contract under the Plan must be filed within thirty (30) days after the Effective Date.  Any such claim not filed within such time period shall be forever barred, and shall not be entitled to a distribution and shall not be enforceable against the Debtor, its Estate, the DGI Liquidating Trust, the Liquidating Trustee, their successors, their assigns or their Assets.

9.             Notwithstanding any other provision in the Plan, this Confirmation Order, and any implementing Plan documents (collectively, the “Documents”), to the extent any licenses, authorizations, contracts, agreements, grants or other interests of the federal government (collectively, “Federal Interests”) are assumed, assigned or otherwise retained by the Debtor, such Interests shall be treated, determined and administered in the ordinary course of business as if the Debtor’ s bankruptcy case was never filed and the Debtor and the Liquidating Trust shall comply with all applicable non-bankruptcy law, federal regulations and statutes.  Moreover, without limiting the foregoing, nothing in the Documents shall be interpreted to set cure amounts or to require the government to novate or otherwise consent to the transfer of any federal government Interests. The government’s rights to offset or recoup any amounts due under, or relating to any Interests are expressly preserved.

10.           For the avoidance of doubt, in addition to any Assets transferred to the Liquidating Trust, the Liquidating Trustee may sell, transfer or otherwise dispose of any Assets not transferred to the Liquidating Trust that remain with the Debtor without further order of the Court pursuant to Article IV.D.1 of the Plan.

11.           The Court finds that the Plan satisfies all of the elements required by Bankruptcy Code § 1129.

12.           Any objections to confirmation of the Plan that have not been withdrawn prior to the entry of this Confirmation Order are hereby overruled in their entirety, and any withdrawn objections are hereby deemed withdrawn with prejudice.

13.           Upon the occurrence of the Effective Date, the provisions of the Plan shall bind any holder of a Claim against, or Interest in, the Debtor, its respective successors and assigns, whether or not the Claim or Interest of such holder is impaired under the Plan and whether or not such holder accepted the Plan.

14.           The classifications of claims for distributions shall be governed by the Plan and this Confirmation Order.  Classifications set forth in the form of Ballot were solely for voting purposes and do not affect Plan classifications or modify or affect classifications for distributions and thus do not bind the Debtor or the Liquidating Trustee.

15.           The Injunction, Exculpation and Release provisions set forth in Article VII.A - Article VII.E of the Plan are hereby APPROVED in their entirety.

16.           Upon the Effective Date, all settlements and compromises that are embodied in the Plan and this Confirmation Order, and all settlements and compromises approved by order of the Bankruptcy Court during the pendency of this Chapter 11 Case, are hereby approved as fair, equitable, reasonable and in the best interests of the Debtor and its estate, Creditors and Holders Claims and Interests, and such settlements and compromises shall be, and hereby are, effective and binding on all persons and entities who may have had standing to assert such claims or causes of action.  Pursuant to section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019(a):  upon the Effective Date (i) the settlements, compromises, exculpations and injunctions set forth in the Plan and implemented by this Confirmation Order shall be, and hereby are, approved as equitable, reasonable and in the best interests of the Debtor, the Creditors, and the Interest Holders; (ii) the classification and manner of satisfying all Claims and Interests and the respective distributions and treatments under the Plan take into account and/or conform to the relative priority rights of the Claims and Interests in each Class in connection with any contractual, legal and equitable subordination rights relating thereto; and (iii) the settlement, compromise and release of any and all such rights pursuant to the Plan are in the best interests of the Debtor, the Creditors and the Holders of Claims or Interests, and shall be, and hereby are, approved as fair, equitable and reasonable.

17.           In accordance with section 1141 of the Bankruptcy Code and Article IV of the Plan, and pursuant to sections 105(a), 1123(a)(5)(B) and 1123(a)(5)(c) of the Bankruptcy Code, effective as of the Effective Date, all of the Debtor’s Assets and Claims against the Debtor, shall be transferred into the DGI Liquidating Trust.

18.           All fees payable through the Effective Date pursuant to 28 U.S.C. § 1930 shall be paid on or before the Effective Date.  All fees payable after the Effective Date pursuant to 28 U.S.C. § 1930 shall be paid by the Liquidating Trustee out of the Assets of the Estate and of the DGI Liquidating Trust.

19.           In addition, from the Effective Date, until a Final Decree is entered, the Liquidating Trustee shall submit quarterly reports to the United States Trustee setting forth all receipts and disbursements of the DGI Liquidating Trust as required by the United States Trustee guidelines.

20.           In accordance with section 1142 of the Bankruptcy Code, upon the entry of this Confirmation Order, the Debtor, acting by and through its officers and agents, and the Committee are hereby authorized to take any and all actions necessary or appropriate to implement the Plan, including, without limitation, forming the DGI Liquidating Trust, without any further order of the Court.

21.           As set forth in Article IV of the Plan, from and after the Effective Date, the DGI Liquidating Trust and the Liquidating Trustee, subject to any approval of the Trust Oversight Committee (as set forth in Article IV.H of the Plan), may litigate or settle any Avoidance Action, recovery or subordination actions under Bankruptcy Code §§ 502, 510, 522(f), 522(h), 542, 543, 544, 545, 547, 548, 549, 550, 551, 553 or 724 or any other Causes of Action or rights to payments or claims that belong to the Debtor that may be pending on the Effective Date or instituted by the Liquidating Trustee after the Effective Date.   Pursuant to Bankruptcy Code § 1123(b)(3)(B), no other Person may pursue any such Avoidance Actions, recovery or subordination actions or other Causes of Action that belong to the Debtor unless otherwise provided by order of the Court.

22.           Pursuant to Bankruptcy Code § 1146, any transfers from the Debtor, the DGI Liquidating Trust or the Liquidating Trustee to any other Person or entity pursuant to this Plan, or any agreement regarding the transfer of title to or ownership of the Debtor’s or the DGI Liquidating Trust’s real or personal property, or the issuance, transfer or exchange of any security under this Plan, or the execution, delivery or recording of an instrument of transfer pursuant to, in implementation of or as contemplated by this Plan, including, without limitation, any transfers to or by the Liquidating Trustee of the Debtor’s or the DGI Liquidating Trust’s property in implementation of or as contemplated by this Plan (including, without limitation, any subsequent transfers of property by the Liquidating Trustee) shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee or other similar tax or governmental assessment.  Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument, without requiring the payment of any documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or similar tax.

23.           In accordance with section 1142 of the Bankruptcy Code, the Debtor, the Liquidating Trustee and any other entity designated pursuant to the Plan are hereby authorized, empowered and directed to issue, execute, deliver, file and record any document, and to take any action necessary or appropriate to implement, consummate and otherwise effectuate the Plan in accordance with its terms, including, but not limited to, the Liquidating Trust Agreement, and all such entities shall be bound by the terms and provisions of all such documents issued, executed and delivered by them as necessary or appropriate to implement and/or effectuate the transactions contemplated by the Plan.

24.           The Court finds that formation of the DGI Liquidating Trust is an essential element of the Plan and entry of the Liquidating Trust Agreement, as filed in this Chapter 11 Case at Docket No. 294, is in the reasonable exercise of the Debtor’s business judgment.  The entry by the Debtor into the Liquidating Trust Agreement is APPROVED and shall not be in conflict with any federal or state law.

25.           The Liquidating Trust Agreement and the agreement to retain Walker, Truesdell, Roth & Associates, Inc. as the Liquidating Trustee, are legal, valid, binding, enforceable and authorized in accordance with their terms.

26.           Pursuant to the Plan and the Liquidating Trust Agreement, on the Effective Date, certain members of the Committee shall be appointed as the Trust Oversight Committee, to the extent they are willing to serve; to the extent that no members of the Committee are willing to serve, the Committee may select an independent law firm to fill the role of the Trust Oversight Committee.

27.           Pursuant to Article IV.D of the Plan and the Liquidating Trust Agreement, the Liquidating Trustee, subject to approval by the Trust Oversight Committee, is authorized to retain and pay professionals (including the Debtor’s or the Committee’s Professionals) or other Persons to assist the Liquidating Trustee in the liquidation of the Debtor’s Assets, without prior Bankruptcy Court approval, and to designate another Person to be the Disbursing Agent.

28.           The Court retains jurisdiction over the Debtor, its Estate and the Plan to the fullest extent permitted by applicable law and Article IX.A of the Plan.

29.           The reasonable and necessary professional fees and expenses incurred by the Debtor, the Liquidating Trustee and the Committee, as set forth in the Liquidating Trust Agreement, from and after the Effective Date in connection with the consummation and implementation of the Plan, shall be paid by the Liquidating Trustee in the ordinary course of business without further order of the Court; provided, however, that the Court shall retain jurisdiction over all such parties in the event of any dispute over the amount of such fees and expenses.

30.           The Liquidating Trustee shall exclude from Distributable Cash the full amount of any and all filed and unpaid Administrative Claims as well as the estimated amount of any and all Administrative Claims that the Liquidating Trustee anticipates will be filed prior to the Administrative Expense Request Deadline. Each Holder of an Administrative Claim (including the Indenture Trustee Fee Claim but excluding Professional Fee Claims) must file an Administrative Expense Request requesting payment of such Administrative Claim with the Bankruptcy Court by the Administrative Expense Request Deadline; provided, however, that any such Administrative Expense Request need not be filed with a hearing date.

31.           All of the modifications to the Plan contained in this Confirmation Order are nonmaterial and are consistent with Bankruptcy Code §§ 1122, 1123 and 1127(a).  Pursuant to Bankruptcy Rule 3019, this Court finds that the modifications to the Plan contained in this Confirmation Order do not adversely change the treatment of the Claim of any Creditor or the Interest of any Holders of Interests and Interest Related Claims who have not accepted the Plan in writing, and such modifications are hereby deemed accepted by all Creditors who have previously accepted the Plan.

32.           Any distribution of less than $20.00 will be considered de minimis (the “De Minimis Property”).  If the Liquidating Trustee is unable to aggregate De Minimis Property to produce distributions exceeding $20.00 prior to the termination of the Liquidating Trust, any De Minimis Property held by the Liquidating Trust at the time of the Final Decree may be donated to a charity selected by the Liquidating Trustee and the Trust Oversight Committee.

33.           The (a) deadline of April 12, 2010 at 12:00 a.m. to file general unsecured proofs of claim in this chapter 11 case as set forth in the Order Pursuant to Section 502(b)(9) of the Bankruptcy Code, Bankruptcy Rules 2002(a)(7), (f),(l), and 3003(c)(e) and Local Rule 2002-

1(a) Establishing Deadline for Filing Proofs of Claim and Approving the Form and Manner of Notice Thereof [Docket No. 177] and (b) the Administrative Expense Request Deadline shall be extended for George L. Miller, solely in his capacity as chapter 7 trustee of deCODE Chemistry, Inc. and MediChem Life Sciences, Inc. (the “Chapter 7 Trustee”) for a period of sixty (60) days from the Effective Date.

34.           The Chapter 7 Trustee shall be deemed to have elected to opt out of the releases set forth in Article VII.E of the Plan as provided for on the form of ballot used to solicit Class 3 claimants in this Chapter 11 Case and nothing in Article VII.A of the Plan shall be construed to prevent the Chapter 7 Trustee from asserting any timely-filed general unsecured claim or administrative claim against the Debtor as set forth at paragraph thirty-three (33) above.

35.           After the Confirmation Date and prior to “substantial consummation” (as such term is defined in Bankruptcy Code § 1101(2)) of the Plan, the Debtor in consultation with the Committee or the Liquidating Trustee in consultation with the Trust Oversight Committee may institute proceedings in the Bankruptcy Court pursuant to Bankruptcy Code § 1127(b) to remedy any defect or omission or reconcile any inconsistencies in this Plan, the Disclosure Statement or the Confirmation Order.

36.           Nothing in the Plan or this Confirmation Order is intended to modify or violate 28 U.S.C. § 157(d).

37.           The Debtor shall serve notice of the entry of this Confirmation Order to those parties on whom the Confirmation Hearing notice was served.  Such service constitutes good and sufficient notice pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c).

38.           On the Effective Date, or as soon thereafter as is reasonably practicable, the Debtor shall file with the Bankruptcy Court a “Notice of Effective Date,” which notice shall constitute appropriate and adequate notice that the Plan has become effective; provided, however, that the Debtor shall have no obligation to notify any Person of such fact other than the Office of the United States Trustee, the Liquidating Trustee, the Trust Oversight Committee, parties with potential Administrative Claims, and counterparties to executory contracts and unexpired leases rejected pursuant to entry of this Order.  A courtesy copy of the Notice of Effective Date may be sent by first class mail, postage prepaid (or at the Liquidating Trustee’s option, by courier or facsimile) to those Persons who have filed with the Court requests for notices pursuant to Bankruptcy Rule 2002.

39.           The reversal, vacatur or modification of this Confirmation Order shall not affect the validity of the acts or obligations incurred or undertaken in connection with the Plan or this Confirmation Order prior to the entry of such order reversing, vacating or modifying this Confirmation Order.  Any act or obligation undertaken or incurred prior to a vacatur or modification of this Confirmation Order shall be governed by the Plan and this Confirmation Order.

40.           This Confirmation Order is a final order, and the period in which an appeal must be filed shall commence upon the entry hereof and the Effective Date shall be fourteen (14) days after the entry of this Confirmation Order provided that other conditions precedent to the Effective Date have been satisfied.

Dated: May 27, 2010
Wilmington, Delaware
/s/ PETER J. WALSH
THE HONORABLE PETER J. WALSH
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT A

FIRST AMENDED PLAN OF LIQUIDATION